                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

    PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES ACT OF 1934

Filed by Registrant [X]

Filed by a Party other than Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                 CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                 CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee Computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        Common Stock
        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined)

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                                  April 30, 2001

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD MONDAY, JUNE 7, 2001

Dear CPA(R):12 Shareholder,

     On Monday, June 7, 2001, Corporate Property Associates 12 Incorporated will hold its 2001 annual meeting of shareholders at CPA(R):12's executive offices, 50 Rockefeller Plaza, New York. The meeting will begin at 2:00 p.m.

     We are holding this meeting:

     - To elect five directors for the following year; and

     - To transact such other business as may properly come before the meeting.

     Only shareholders who owned stock at the close of business on March 31, 2001 are entitled to vote at the meeting.

     CPA(R):12 mailed this Proxy Statement, proxy, and its Annual Report to shareholders on or about April 30, 2001.

                                          By Order of the Board of Directors

                                          SUSAN C. HYDE
                                          Secretary

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING, WHETHER OR NOT YOU ATTEND THE MEETING. YOU CAN VOTE YOUR SHARES BY MARKING YOUR VOTES ON THE ENCLOSED PROXY, SIGNING AND DATING IT AND MAILING IT IN THE BUSINESS REPLY ENVELOPE PROVIDED. YOU MAY ALSO VOTE BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                 CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED
                            ------------------------

                                PROXY STATEMENT
                                 APRIL 30, 2001
                            ------------------------

                              QUESTIONS & ANSWERS

WHO IS SOLICITING MY PROXY?

We, the directors of CPA(R):12, are sending you this Proxy Statement and the enclosed proxy.

WHO IS ENTITLED TO VOTE?

Shareholders of CPA(R):12 as of the close of business March 31, 2001 (the record date) are entitled to vote at the annual meeting.

HOW MANY SHARES MAY VOTE?

At the close of business on the Record Date, March 31, 2001, CPA(R):12 had 30,255,187 shares outstanding and entitled to vote. Every shareholder is entitled to one vote for each share held.

HOW DO I VOTE?

You may vote your shares either by attending the annual meeting or by submitting a proxy by mail or by telephone. To vote by proxy, sign and date the enclosed proxy and return it in the enclosed envelope, or follow the instructions on the enclosed proxy for voting by telephone. If you return your proxy by mail but fail to mark your voting preference, your shares will be voted FOR each of the nominees. We suggest that you return a proxy even if you plan to attend the meeting.

MAY I REVOKE MY PROXY?

Yes, you may revoke your proxy at any time before the meeting by voting in person, notifying CPA(R):12's secretary in writing, or submitting a new proxy in writing. The mailing address of CPA(R):12 is 50 Rockefeller Plaza, New York, New York 10020. You should mail your notice of revocation of proxy to that address.

WHAT IS A "QUORUM"?

A "quorum" is the presence, either in person or represented by proxy, of a majority of the shares entitled to vote at the meeting. There must be a quorum for the meeting to be held. A nominee must receive the affirmative vote of a majority of the votes cast at the meeting to be elected to the Board.

HOW WILL VOTING ON SHAREHOLDER PROPOSALS BE CONDUCTED?

We do not know of other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the annual meeting, your signed proxy gives authority to the persons named in the proxy to vote your shares on those matters in accordance with their best judgment.

WHO WILL PAY THE COST FOR THIS PROXY SOLICITATION AND HOW MUCH WILL IT COST?

CPA(R):12 will pay the cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting and the enclosed proxy. In addition to the solicitation of proxies by mail, we may utilize some of the officers and employees of our affiliate, Carey Asset Management Corp., (who will receive no compensation in addition to their regular salaries) to solicit proxies personally and by telephone. Currently, we do not intend to retain a solicitation firm to assist in the solicitation of proxies, but if sufficient proxies are not returned to us, we may retain an outside firm to assist in proxy solicitation for a fee estimated not to exceed $7,500, plus out-of-pocket expenses. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy statement to their principals and to request authority for the execution of proxies, and will reimburse such persons for their expenses in so doing.

WHEN ARE SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING DUE?

We must receive any proposal which a shareholder intends to present at CPA(R):12's 2002 annual meeting no later than December 15, 2001 in order to be included in the CPA(R):12's Proxy Statement and form of proxy relating to that meeting.

     WE WILL PROVIDE SHAREHOLDERS, WITHOUT CHARGE, A COPY OF CPA(R):12'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2000, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES ATTACHED THERETO, UPON WRITTEN REQUEST TO MS. SUSAN C. HYDE, DIRECTOR OF INVESTOR RELATIONS, CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED, 50 ROCKEFELLER PLAZA, NEW YORK, NEW YORK 10020.

                             ELECTION OF DIRECTORS

     At the annual meeting, you and the other shareholders will elect five directors, each to hold office until the next annual meeting of shareholders except in the event of death, resignation or removal. If a nominee is unavailable for election, proxies will be voted for another person nominated by the board of directors. Currently, the board is unaware of any circumstances which would result in a nominee being unavailable. All of the nominees are now members of the board of directors.

                      NOMINEES FOR THE BOARD OF DIRECTORS

     The nominees, their ages, the year of election of each of the board of directors, their principal occupations during the past five years or more, and directorships of each in public companies in addition to CPA(R):12, are as follows:

WM. POLK CAREY
AGE: 70
DIRECTOR SINCE: 1993

     Mr. Carey serves as Chairman of the Board of CPA(R):12. He has been Chairman and Chief Executive Officer of W.P. Carey & Co., Inc. since 1973, has been active in lease financing since 1959 and a specialist in net leasing of corporate real estate property since 1964. Before founding W. P. Carey & Co., Inc. in 1973, he served as Chairman of the Executive Committee of Hubbard, Westervelt & Mottelay (now Merrill Lynch Hubbard), head of Real Estate and Equipment Financing at Loeb, Rhoades & Co. (now Lehman Brothers), and head of Real Estate and Private Placements, Director of Corporate Finance and Vice Chairman of the Investment Banking Board of duPont Glore Forgan Inc. A graduate of the University of Pennsylvania's Wharton School, Mr. Carey also received a Sc. D. honoris causa from Arizona State University and is a Trustee of The Johns Hopkins University and other educational and philanthropic institutions. He served for many years on the Visiting Committee to the Economics Department of the University of Pennsylvania and co-founded with Dr. Lawrence R. Klein the Economics Research Institute at that University. In the fall of 1999, Mr. Carey was Executive-in-Residence at Harvard Business School. He also serves as Chairman of the Board and Chief Executive Officer of W. P. Carey & Co. LLC, Corporate Property Associates 10 Incorporated ("CPA(R):10"), Carey Institutional Properties Incorporated ("CIP(R)"), and Corporate Property Associates 14 Incorporated ("CPA(R):14"). Mr. Carey is an uncle of H. Augustus Carey.

RALPH G. COBURN
AGE: 91
DIRECTOR SINCE: 1993

     Mr. Coburn, Rear Admiral USNR (Ret.), is former President and Chief Executive Officer of Hubbard Real Estate Investments (now Urstadt Biddle Properties), an equity REIT sponsored by Merrill Lynch and
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

listed on the New York Stock Exchange. He was also Senior Vice President and a director of Merrill Lynch Hubbard, Inc. specializing in real estate and corporate finance. At Merrill Lynch Hubbard's predecessor corporation, Admiral Coburn has been engaged in a diversity of real estate activity for more than 30 years. A graduate of Harvard College, Harvard Law School and the Naval War College, Admiral Coburn previously served as managing director of the National Association of Real Estate Investment Trusts, Washington, DC. Admiral Coburn also serves as a director of CPA(R):10 and CIP(R).

WILLIAM RUDER
AGE: 79
DIRECTOR SINCE: 1997

     Mr. Ruder is Chairman of the Board of William Ruder Incorporated, a consulting firm founded in 1981. From 1948 to 1981, Mr. Ruder was in partnership with David Finn at the firm of Ruder & Finn, an international public relations company. He is a former Assistant Secretary of Commerce of the United States and has served on the boards of directors of the United Nations Association of the United States of America, and Junior Achievement and on the Council on Economic Priorities and is a Trustee of the Committee for Economic Development. He is a member of the Board of Overseers of the Wharton School of the University of Pennsylvania and has also served as a consultant to the Communications Advisory Board to the White House Press Secretary, the Committee for Economic Development and the Office of Overseas Schools for the U.S. State Department. Mr. Ruder is a Tobe Lecturer at Harvard Graduate School of Business and is associated with several other business, civic and cultural organizations. He received a B.S.S. degree from the City College of New York. Mr. Ruder served as a director of W.P. Carey & Co., Inc. from 1987 to 1990. He also is a director of CPA(R):10 and CPA(R):14.

GEORGE E. STODDARD
AGE: 84
DIRECTOR SINCE: 1997

     Mr. Stoddard was, until 1979, officer-in-charge of the Direct Placement Department of The Equitable Life Assurance Society of the United States ("Equitable"), with responsibility for all activities related to Equitable's portfolio of corporate investments acquired through direct negotiation. Mr. Stoddard was associated with Equitable for over 30 years. He holds an A.B. degree from Brigham Young University, an M.B.A. from Harvard Business School and an LL.B. from Fordham University Law School. Mr. Stoddard serves as a director and Senior Executive Vice President of W.P. Carey & Co. LLC. Mr. Stoddard is also a director of CIP(R), CPA(R):10 and CPA(R):14.

RALPH VERNI
AGE: 58

     Ralph Verni, CFA, was elected to the Board of Directors of CPA(R):12 in 2001. He is currently a Private Investor, serving on several Boards of Directors, including Commonwealth Capital, a venture capital firm (www.ccvlp.com) and The MacGregor Group, the leading provider of order management systems and FIX network services to institutional investors (www.macgregorgroup.com), Board Member of The MacGregor Group, a Boston-based computer software firm serving the investment management industry, and three real estate investment trusts sponsored by W.P. Carey, Inc., as well as Advisory Boards of several start-up companies, including Broad Reach Communications (www.broadreachcomms.com) and ExecsOnly(www.execsonly.com). Recently, he served as President, CEO and Director of Redwood Investment Systems, Inc. Redwood, a start-up software firm developing web-based and wireless solutions to help investment professionals tame information overload. Redwood merged into Verilytics, Inc. (www.verilytics.com) on December 14, 2000. Prior to Redwood, Mr. Verni was President and CEO of State Street Research & Management, MetLife's investment management subsidiary located in Boston with $55 billion of assets under management. Mr. Verni joined State Street Research in 1992 after serving 10 years as Executive Vice President, Board Member and Chief Investment Officer of The New England Mutual Life Insurance Company. While at The New England, he founded and served as President and Chief Executive

Officer of New England Investment Companies, a holding company of over ten money management firms. Prior to joining The New England, he spent sixteen years in a variety of investment management positions at The Equitable. Mr. Verni received a B.A. from Colgate University and an M.B.A. from Columbia University and is a Chartered Financial Analyst. Mr. Verni also serves on the Advisory Committee of the MIT Center For Real Estate, the Board of Trustees of Colgate University, where he also is the Vice-Chairperson of the Endowment Committee, the Boston Economic Club, and the Commercial Club of Boston.

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

H. AUGUSTUS CAREY
AGE: 43

     Mr. Carey, Vice Chairman, is Senior Vice President and Secretary of W.P. Carey & Co. LLC. Mr. Carey worked for W.P. Carey & Co., Inc. from 1979 to 1981 as Assistant to the President. He returned to W.P. Carey & Co., Inc. as a Vice President in August 1988, was elected a First Vice President in April 1992 and a Managing Director in 1997. He also serves as Vice Chairman of CPA(R):10, CPA(R):14 and CIP(R). From 1984 to 1987, Mr. Carey served as a loan officer in the North American Department of Kleinwort Benson Limited in London, England. He received his A.B. in Asian Studies from Amherst College in 1979 and a M.Phil. in Management Studies from Oxford University in 1984. Mr. Carey is a former Chairman of the Corporate Advisory Council for the International Association for Investment Planners, is currently a Trustee for the Oxford Management Center Advisory Council and the Chairman of the Investment Program Association. He is a nephew of William P. Carey.

W. SEAN SOVAK
AGE: 28

     Mr. Sovak, President, joined W.P. Carey & Co., Inc. as Assistant to the Chairman in 1994. He was appointed to First Vice President in April 1998 and also serves as Portfolio Manager of CPA(R):12. Mr. Sovak also serves as an Executive Director, Operations and Strategy, and Chief Information Officer of W.P. Carey & Co. LLC. Mr. Sovak received his undergraduate degree from the University of Pennsylvania's Wharton School, where he concentrated in Finance.

JOHN J. PARK
AGE: 36

     Mr. Park Executive Vice President -- Finance and Treasurer of CPA(R):12. Mr. Park is also a Managing Director and Chief Financial Officer of W.P. Carey & Co. L.L.C. Mr. Park became a First Vice President of W.P. Carey & Co., Inc. in April 1993 and a Senior Vice President in October 1995. Mr. Park joined W.P. Carey & Co., Inc. as an Investment Analyst in December 1987 and became a Vice President in July 1991. Mr. Park received a B.S. in Chemistry from Massachusetts Institute of Technology in 1986 and an M.B.A. in Finance from the Stern School of New York University in 1991.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors reports as follows with respect to the audit of CPA(R):12's fiscal 2000 audited financial statements.

     The Committee has reviewed and discussed the audited financial statements with the management of CPA(R):12. The directors who serve on the Audit Committee are all "independent" as defined in the New York Stock Exchange listing standards. That is, the board of directors has determined that none of us has a relationship to CPA(R):12 that may interfere with our independence from CPA(R):12 and its management.

     The Committee has discussed with the independent auditors, PricewaterhouseCoopers LLP, the matters required to be discussed by Statement on Auditing Standards No. 61. The Committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard

No. 1 and has discussed with the auditors the auditors' independence from CPA(R):12 and, based on review and discussions of the CPA(R):12 audited financial statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2000 be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission. The Audit Committee has adopted a formal written charter, which is attached as Appendix A.

                                          Submitted by the Audit Committee:

                                          William Ruder, Chairman
                                          Thomas E. Zacharias

AUDIT FEES

     The aggregate fees billed to CPA(R):12 by PricewaterhouseCoopers LLP for professional services rendered for the audit of CPA(R):12's fiscal 2000 financial statements included in the Annual Report on Form 10-K and the review of the financial statements included in the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000 were $65,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     No services were performed by, or fees billed for the professional services rendered by, PricewaterhouseCoopers LLP in connection with financial information systems design and implementation projects for the year ended December 31, 2000.

ALL OTHER FEES

     Fees billed for other services rendered by PricewaterhouseCoopers LLP for the year ended December 31, 2000 were $57,000 for non-audit related services. Non-audit related services include fees for tax consultation and preparation.

     The Audit Committee considered whether the provision of services described above under "All Other Fees" is compatible with maintaining
PricewaterhouseCoopers LLP's independence.

                    BOARD MEETINGS AND DIRECTORS' ATTENDANCE

     There were four board meetings held in 2000. No incumbent director attended less than 75% of the total number of board and Audit Committee meetings held in 2000. The board of directors of CPA(R):12 does not have a standing nominating or compensation committee.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     CPA(R):12 has no employees. Day-to-day management functions are performed by W.P. Carey & Co. LLC. Please see the section titled "Certain Transactions" for a description of the contractual arrangement between the CPA(R):12 and W.P. Carey & Co. LLC.

     During 2000, CPA(R):12 paid no cash compensation to any of its executive officers.

     During 2000, the directors as a group received fees of $44,000. William P. Carey and George E. Stoddard did not receive compensation for serving as directors.

                       SECURITIES OWNERSHIP BY MANAGEMENT

     "Beneficial Ownership" as used herein has been determined in accordance with the rules and regulations of the Securities and Exchange Commission and is not to be construed as a representation that any of such
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

shares are in fact beneficially owned by any person. As of March 31, 2001, the record date, we know of no shareholder who owns beneficially 5% or more of the outstanding shares of CPA(R):12.

     The following table shows how many shares of CPA(R):12's common stock the directors and executive officers owned as of March 31, 2001, the record date. William P. Carey owned 2.85% of the common stock. No other director or executive officer beneficially owned more than 1% of the common stock. The directors and executive officers as a group owned 2.91% of the common stock.

                      DIRECTOR AND OFFICER STOCK OWNERSHIP

                                                              SHARES OF COMMON STOCK
NAME                                                            BENEFICIALLY OWNED
----                                                          ----------------------
William P. Carey............................................         861,199(1)
Ralph G. Coburn.............................................           1,000
William Ruder...............................................           2,000
George E. Stoddard..........................................               0
Ralph Verni.................................................               0
H. Augustus Carey...........................................          10,075(2)
W. Sean Sovak...............................................           2,313
John J. Park................................................           5,075
Directors & Executive Officers as a Group (8 persons).......         881,662
                                                                     -------

---------------
(1) Includes 828,699 shares owned by Carey Property Advisors, L.P., 1,000 shares owned by W.P. Carey & Co., Inc., and 31,500 shares owned by W.P. Carey Foundation, a charitable foundation of which Mr. Carey is Chairman. The inclusion of these shares in the table shown above is not to be construed as a representation that Mr. Carey beneficially owns such shares.

(2) Mr. Carey holds 2,500 of these shares in a custodial account for his children. Mr. Carey's wife holds 1,000 of the shares. Mr. Carey disclaims beneficial ownership of such shares.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Securities and Exchange Commission Regulations require the disclosure of the compensation policies applicable to executive officers in the form of a report by the compensation committee of the board of directors (or a report of the full board of directors in the absence of a compensation committee). As noted above, CPA(R):12 has no employees and pays no compensation. As a result, the board of directors has not considered compensation policy for employees and has not included a report with this Proxy Statement.

                            STOCK PERFORMANCE GRAPH

     Comparison of Five-Year Cumulative Return. The graph below provides an indicator of cumulative shareholder returns for the CPA(R):12 as compared with the S&P 500 Stock Index and a Peer Group(1).

[STOCK PERFORMANCE GRAPH]

                                                         CPA: 12                  S&P 500 INDEX             PEER GROUP INDEX
                                                         -------                  -------------             ----------------
1995                                                        100                         100                         100
1996                                                     108.04                      122.96                       107.4
1997                                                     116.76                      163.99                       115.4
1998                                                     126.23                      210.86                      123.34
1999                                                      136.5                       255.2                      132.53
2000                                                     147.66                      229.33                      142.36

(1) The Peer Group Index included in the Performance Graph has been constructed and calculated by CPA(R):12. The Peer Group is comprised of issuers whose securities are publicly held but for which no active trading market exists. The index has been constructed assuming a constant share price and the annual reinvestment of dividends. The issuers included in the peer group and the relative weighting of the issuers' returns in the total index (calculated using total initial market capitalization) are as follows:

                                                          RELATIVE WEIGHTING OF RETURNS IN THE INDEX
                                        OFFERING    ------------------------------------------------------
       PEER GROUP INDEX ISSUER           AMOUNT      1994    1995    1996    1997    1998    1999    2000
       -----------------------         ----------   ------   -----   -----   -----   -----   -----   -----
Capital Senior Living Corp...........  $   75,201    10.77%   4.80%   4.80%   4.80%   2.83%   2.83%   2.83%
Capital Senior Living Corp...........      51,812     7.42%   3.30%   3.30%   3.30%   1.95%   1.95%   1.95%
CPA:10...............................      72,000    10.31%   4.59%   4.59%   4.59%   2.70%   2.70%   2.70%
CPA:11...............................     216,000    30.94%  13.78%  13.78%  13.78%   8.11%   8.11%   8.11%
CPA:12...............................     283,000    40.54%  18.05%  18.05%  18.05%  10.63%  10.63%  10.63%
CNL American Properties..............     869,900     0.00%  55.48%  55.48%  55.48%  32.68%  32.68%  32.68%
CPA:14...............................     429,638     0.00%   0.00%   0.00%   0.00%  16.14%  16.14%  16.14%
CNL Hospitality Properties...........     441,792     0.00%   0.00%   0.00%   0.00%  16.60%  16.60%  16.60%
Wells Real Estate Investment Trust...     222,477     0.00%   0.00%   0.00%   0.00%   8.36%   8.36%   8.36%
                                       ----------   ------   -----   -----   -----   -----   -----   -----
                                       $2,661,820   100.00%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%

                              CERTAIN TRANSACTIONS

     William P. Carey, Chief Executive Officer, is a member of CPA(R):12's board of directors. During 2000, CPA(R):12's Advisors, Carey Property Advisors, L.P., a Pennsylvania limited partnership whose general partner is Carey Fiduciary, Inc., and whose limited partners are William P. Carey and Francis J. Carey, and W.P. Carey & Co. LLC, a Delaware limited liability company of which William P. Carey is chairman of the Board and CEO, were retained by CPA(R):12 to provide advisory services in connection with identifying and analyzing prospective property investments as well as providing day-to-day management services to CPA(R):12. For the services provided to CPA(R):12, the Advisors earn an asset management fee and a performance fee, each equal to a percentage of the average invested assets of CPA(R):12 for the preceding month, payable monthly. The payment of the performance fee, however, is subordinated to specified returns to shareholders. During 2000, the asset management and performance fees earned by the Advisors were $2,723,011 and $2,723,011 respectively. The performance fee will be paid at a future time if certain performance criteria are satisfied. During 2000, the Advisors earned structuring, development, acquisition and mortgage placement fees totaling $1,178,519 in return for performing services related to the CPA(R):12's real estate purchases.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     From our inception, we have engaged the firm of PricewaterhouseCoopers LLP as our independent public accountants, and we have selected
PricewaterhouseCoopers as auditors for 2000.

     A representative of PricewaterhouseCoopers LLP will be available at the annual meeting to respond to questions.

                                 OTHER MATTERS

     Only one proxy statement is being delivered to multiple security holders who share an address unless we have received contrary instructions from one or more of the security holders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement to a security holder of a shared address to which a single copy was delivered. Also, security holders sharing an address may request a single copy of annual reports or proxy statements if they are currently receiving multiple copies. Such requests can be made by contacting Ms. Susan C. Hyde, W.P. Carey & Co. LLC, 50 Rockefeller Plaza, New York, New York 10020, or calling 212-492-1100.

                                                                      APPENDIX A

                 CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

I. GENERAL

     The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

     The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating Committee.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Audit Committee shall make regular reports to the Board.

II. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

  Documents/Reports Review

     1. Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

     2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

     3. Review the internal audit reports to management and management's response.

     4. Review with financial management and the independent auditors the quarterly report on Form 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

  Independent auditors

     5. Recommend to the Board of Directors the selection of the independent auditors, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent auditors. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants' independence. The independent auditors are ultimately accountable to the Audit Committee and the Board.

     6. Review the performance of the independent auditors and if necessary, recommend to the Board the proposed discharge of the independent auditors when circumstances warrant.

     7. Review with the independent auditors, out of the presence of management, internal controls, the fullness and accuracy of the organization's financial statements and any management letter provided by the auditor and the Company's response to that letter.

  Financial Reporting Processes

     8. In consultation with the independent auditors and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

     9. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     10. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, management, or the internal auditing department.

     11. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

  Process Improvement

     12. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

     13. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent auditors and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     14. Following completion of the annual audit, review separately with each of management, the independent auditors and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     15. Review any significant disagreement among management and the independent auditors or the internal auditing department in connection with the preparation of the financial statements.

     16. Review with the independent auditors, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

     17. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

  Ethical and Legal Compliance

     18. Review activities, organizational structure and qualifications of the internal audit department.

     19. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

     20. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

     21. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

     22. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

REVOCABLE PROXY
CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED

Proxy for Annual Meeting of Shareholders June 7, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Corporate Property Associates 12 Incorporated appoints H. Augustus Carey and Claude Fernandez, and each of them, with full power of substitution, as proxy to vote all shares of the undersigned in Corporate Property Associates 12 Incorporated at the Annual Meeting of shareholders to be held on June 7, 2001 and at any adjournment thereof, with like effect and as if the undersigned were personally present and voting, upon the following matters:


(Continued, and to be marked, dated and signed, on the other side) FOLD AND DETACH HERE

CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED -- ANNUAL MEETING, JUNE 7, 2001

YOUR VOTE IS IMPORTANT!
You can vote in one of two ways:
1. Call toll free 1-888-514-4649 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.
or
2. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE VOTE

   Printed on recycled paper

The Board of Directors recommends a vote "FOR" all nominees.

1. Election of Directors for the One-Year Term Expiring in 2002:
(01) William P. Carey          (02) Ralph G. Coburn
(03) William Ruder             (04) George E. Stoddard
(05) Ralph F. Verni

           With-     For All
For        hold      Except

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

Please be sure to sign and date this Proxy in the box below.

           Date

Shareholder sign above

Co-holder (if any) sign above

Please mark your votes as indicated in this example

2. Such other matters as may properly come before the meeting at the discretion of the proxy holders.

PROXIES WILL BE VOTED AS DIRECTED OR SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED (1) FOR THE NOMINATED DIRECTORS, AND (2) FOR OR AGAINST ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING AT THE DISCRETION OF THE PROXY HOLDER. SIGNATURE(S) MUST CORRESPOND EXACTLY WITH NAME(S) AS IMPRINTED HEREON. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

SAMPLE

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

x x x IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW x x x

VOTE BY TELEPHONE

QUICK EASY IMMEDIATE

Please have this card handy when you call. You'll need it in front of you in order to complete the voting process. You will be asked to enter the Control Number (look below at right).

OPTION A:
         To vote as the Board of Directors recommends FOR all nominees and for or against any other matters at the discretion of the proxy holders, press 1. Your vote will be confirmed.
         If not, press 0. You will hear these instructions:

OPTION B:

         Item 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9.
         To WITHHOLD FOR AN INDIVIDUAL NOMINEE, PRESS 0 and listen to the instructions.

If you vote by telephone, DO NOT return your proxy.

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Call Toll Free On a Touch Tone Telephone
1-888-514-4649 - ANYTIME
There is NO CHARGE to you for this call

THANK YOU FOR VOTING

FOR TELEPHONE VOTING:
CONTROL NUMBER